UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23059

CLOUGH FUNDS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

303.623.2577

(Registrant’s telephone number, including area code)

Sareena Khwaja-Dixon, Secretary

Clough Funds Trust

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end: October 31

Date of reporting period: November 1, 2018 - October 31, 2019

Item 1. Report to Stockholders.

Clough Capital Partners

# ANNUAL REPORT

OCTOBER 31, 2019

CLOUGH FUNDS TRUST

CLOUGH GLOBAL LONG/SHORT FUND

Clough Global Long/Short Fund	Table of Contents

Shareholder Letter	2
Portfolio Performance	8
Disclosure of Fund Expenses	11
Statement of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	34
Additional Information	35
Trustees & Officers	36
Privacy Policy	40

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “Commission”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cloughglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-425-6844 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at http://www.cloughglobal.com/open-end-funds/overview/cloax.

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2019 (Unaudited)

Dear Shareholders:

For the fiscal year ended in 2019, the Fund had a total return of 6.36% for Class I, compared to 13.22% for the MSCI ACWI and 4.85% for the HFRI Equity Hedge Index. The long book had an average delta-adjusted exposure of 86.4% exposure (adding 10.36% to returns), while the short book had an average delta-adjusted exposure of -22.7% exposure (detracting 2.89% from returns).

The Fund outperformed its long/short benchmark, the HFRI Equity Hedge Index, for the year by 1.51%, and trailed its long-only benchmark, the MSCI ACWI Index, by 6.86%.

By country, the portfolio had its most meaningful gains from the U.S. (559 basis points) and China (121 basis points). The countries which negatively impacted performance in the period were Italy (-59 basis points) and Canada (-48 basis points). By sector, the greatest contributions to returns were from Healthcare (182 basis points), Information Technology (180 basis points) and Financials (131 basis points). The sectors that detracted most from the Fund’s returns were Communication Services (-29 basis points) and Utilities (-6 basis points). Portfolio hedges helped reduce volatility, but also detracted 10 basis points from performance.

Top Five Performers

Carvana (CVNA), the online distributer of used cars, was a top performer. Earlier this year, the company secured asset backed financing in the public markets, dramatically reducing financial costs, a testimony to its market presence and dominant business model. The company is expected to soon reach desired markets throughout the United States, and its investment needs will slow. Revenues have continued to grow more than 100% annually. Free cash flow (“FCF”) could potentially reach $1 billion annually by 2022, according to some estimates. We think the company has the potential to grow several times its current size.

Apellis Pharmaceuticals (APLS), a rare disease company, gained due to positive efficacy data for its trial in paroxysmal nocturnal hemoglobinuria (PNH), a rare disease of the blood. Apellis is expected to report phase 3 data for this program in early 2020. Apellis also provided a positive update on its trial in geographic atrophy, a disease that causes vision loss. Apellis expects to complete enrollment for its phase 3 trial in early 2020.

Anta Sports Products (2020 HK) was one of the leading contributors to performance during the fiscal year. We think Anta, a leading designer, manufacturer and retailer of athletic apparel across China, is well-positioned to capitalize on the overall increase in discretionary spending towards the category. Anta has expanded its brand portfolio, increased retail and digital distribution capabilities, and has invested in a more efficient supply chain. A strong acquisition strategy combined with operational excellence led to strong results for Anta during the fiscal year.

CRISPR Therapeutics (CRSP) is a leading gene editing company and was a top performer over the last year. Our interest in the company began several years ago and today the company has by far the broadest gene editing pipeline and the strongest clinical momentum in the industry.

Owens & Minor (OMI), a medical supplies distributor and a long position in the Funds, gained after the company generated better than expected earnings during the most recent quarter. The company is in the midst of a broad turnaround and we believe there continues to be upside potential under the new management team.

Bottom Five Performers

A short position in Mediobanca (MB IM) was a bottom performer. The Italian bank, like other European banks, rallied off of very depressed levels during the year. We continue to believe there is little value in the equity of Mediobanca and other banks as they have yet to clear their balance sheets of crisis era bad loans. Their damaged balance sheets, along with the Euro Zone’s slumping economy and negative interest rates, makes it very difficult to expand credit and start to grow profits.

Qualcomm (QCOM) was a short idea which went against us. Our view was that their core modem technology was getting commoditized and their royalty business model was unsustainable. At the same time, consensus was modelling an aggressive roll out of 5G technology handset, which was different from our view.

A short position in a medical waste management company detracted from performance. While the company reported results below expectations during the period, the stock gained as the market was receptive to the new CEO’s turnaround plans.

Apple (AAPL), another bottom performer, is a company we like for multiple reasons. First, the services business is high margins and is growing at a healthy teens rate and in wearables (e.g., AirPods) it has found another successful product in addition to the iPhones. Furthermore, we believe CY 2019 will mark a trough in iPhone volumes as it is greatly under shipping what we believe to steady state demand driven by replacement cycles. The 5G phone to be introduced next year should drive a strong replacement cycle as well. While we believe we have been right on our broader thesis, it has been a very hard stock to own given its China exposure and sensitivity to China risk offs driven by presidential tweets. We will look to re-establish a position when the appropriate risk reward emerges.

2	www.cloughglobal.com

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2019 (Unaudited)

Biomarin Pharmaceuticals (BMRN), a biotechnology company, also detracted from performance. The company reported mixed results for its key hemophilia pipeline product. This led Wall Street analysts to reassess their commercial estimates for the product, and the stock declined over the period.

The following is a summary of the key themes expressed in the Fund during the Fiscal Year

The Fund has been focused on four key themes: A) earnings power and product cycles in the technology space, B) mergers & acquisitions (“M&A”) targets and innovation in the healthcare space, C) the evolving business models in U.S. money center banks, and D) the emerging consumer in China and India.

Facing low interest rates, we think investors looking for yield will turn to equities, and companies that generate FCF that can support growing dividends, will perform well. FCF can essentially be a proxy for yield. Citigroup (C), a current holding that has also been amongst the Fund’s largest holdings for the fiscal year, sports a 3.3% dividend yield and is building excess capital that may support even higher dividends in the future. Microsoft (MSFT), another of the Fund’s current holdings, carries a dividend yield around 1.4%, but its 7% FCF yield may help to support strong dividend growth over the years ahead.

Technology: Earnings power and product cycles

The combination of high tech and low interest rates can create massive transformations such as the Internet, the smartphone, social media and the cloud. Or it can create equally massive profit disappointments such as shale and the venture capital boom in loss-making unicorns. Out of this, long and short opportunities will emerge.

The transformative technologies of the future largely rest on the advances going on in telecommunications. Enormous sums will be spent on the development of 5G telecom networks, artificial intelligence and autonomous driving. 5G has already launched in South Korea and some cities in the U.S. But it is not clear that these investments will be all that profitable. In fact, 5G and its offshoots could be problematic for many of the companies involved.

Many companies with a lot of capital will be chasing the same opportunities, and we think many players will be overwhelmed by competition and much of that spent capital will generate disappointing returns or even be destroyed. Fear of being left behind is energizing governments to invest vast sums in 5G networks and few companies involved in building or providing 5G telecom services will gain a competitive advantage. We are seeing early signs of this. For example, Nokia recently announced weak earnings and eliminated its dividend as a result of higher than expected costs in rolling out its 5G product line and intense price competition from Huawei.

The ground underneath the tech profit cycle is shifting and investing in technology requires being on the right block. Our strategy has been to move up and down various tech supply chains, looking for the technologies that are both critical and proprietary. In other words, we try to identify which companies have protected pieces of key technology that are likely to drive the emerging 5G, autonomous driving and artificial intelligence networks.

We think most of the intellectual capital and profitability will reside in companies that design and manufacture the chips that underlie the networks. As use of the cloud to process and store data grows, so do the processor and memory chips that power it. We think that profits may be most likely to accrue to these manufacturers.

Even more importantly, we believe most of these new technologies will be designed and launched in Asia for one key reason. Asian markets offer unrivaled scale. More investment dollars will likely flow into companies which serve Asian markets than Western markets. There will be far more competitors, designers, and coders. Governments in Asia will be more focused on supporting developments in these markets. And because of the vast scale, consumer costs should be lower, further spurring rapid growth in usage.

Cell sites in the U.S. will number 5,000 by year end, but over 250,000 cell sites will be operative in China and another 130,000 cell sites will be up and running in Korea (80x). And that gap will widen. Estimates are China will have 600,000 to 800,000 cell sites in operation by year end 2020. The U.S. and Europe will have several tens of thousands (Source: Credit Suisse).

The Fund has disclosed positions in Taiwan Semiconductor Manufacturing (TSM) and Mediatek (2454 TT). Both are Taiwanese companies with market leading chip technologies. Both also are ways to invest in China’s implementation of 5G as well as elsewhere across Asia. Huawei is China’s giant 5G company and most of the infrastructure chips it uses are manufactured by TSM.

Annual Report | October 31, 2019	3

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2019 (Unaudited)

Today, TSM is the dominant foundry supplier of the most advanced processing chips for everything from wireless communications to advanced aircraft. It is the dominant producer of wireless broadband processor chips which are critical to 5G. In past decades, Intel chips offered the leading-edge technology and TSM was a secondary provider but now, outside of those made by Intel and Samsung, every leading-edge processor chip is made by TSM, including those in Apple phones, and those sold by Nvidia, Qualcomm, Advanced Micro Devices, Xilinx and most others.

We believe that demand for these components should likely rise exponentially as 5G is deployed. Several of TSM’s most advanced chips are already on allocation and the company announced it will spend as much as $15 billion on technology and capacity in 2019, 50% higher than originally planned.

Mediatek is a key manufacturer of merchant modem chips which allow a phone to connect to the network. No U.S. company (except Qualcomm and Apple) can make the radio chip that accomplishes that. In a 5G world, each phone will need a specially designed modem to connect to a 5G network, and currently the industry is a duopoly between Qualcomm and Mediatek. Given its long history of royalty disputes, Qualcomm is losing share as many companies would like to have an alternative source. Mediatek had a strong position in 3G but fell behind in the tech move to 4G. Its position in 5G seems to be equivalent to Qualcomm’s technically, but Mediatek has the added advantage of selling into Asia.

An important reason for the duopoly is the support and services organizations fielded by the two companies. It is necessary to work closely with the engineering teams of user companies. Outside of Mediatek and Qualcomm, no one qualifies.

Samsung (005930 KS), the Korean tech conglomerate, is the third leg of the Asian tech portfolio. The company is the largest manufacturer of memory chips, smartphones and organic light-emitting diode (“OLED”) screens. It is the one company with huge scale since it sells its chips into Apple as well as its own products. At the moment, the industry is sitting on what is likely the bottom of its profit cycle and as 5G ramps up, we expect surplus to move to shortage for dynamic random-access memory (“DRAM”) and OLED screens. The stock sells in the vicinity of book value, essentially the value of its depreciated plant, and that totally discounts the company’s vast intellectual property. We think it is currently one of the world’s most overlooked value stocks.

Healthcare: M&A and innovation

Recent activity in biotechnology follows four years in which the stocks suffered weak price performance and poor sentiment following the famous Hillary Clinton tweet that began the drug price controversy. Over that period, tens of billions of dollars have been spent developing important new therapies and many are only now entering human trials. We are at the point value can accrue to the companies that have both good science and good management.

During the year we increased our holdings in several biotechnology and medical device companies. These include CRISPR Therapeutics, the leading gene editing company and our largest biotech holding. CRISPR has by far the broadest gene editing pipeline and the strongest clinical momentum in the industry. Vertex, which already has several existing collaborations with CRISPR, recently expanded its partnership with two more indications when it paid $175 million up front for exclusive rights for CRISPR’s gene therapies for Duchenne Muscular Dystrophy (“DMD”) and DM1, which is another form of muscular dystrophy. The total value payment stream for these two indications alone has the potential to reach $1 billion over time for a company whose entire market capitalization is only ~$3.0 billion. In our view, this provides further validation of CRISPR’s gene editing platform. It is an even more positive development because DMD and DM1 are non-core products for CRISPR and the company retains full rights for many of its hematology and oncology assets. This technology has emerged from a Petri dish to human trials in a little less than 15 years and there are many more indications in the pipeline.

Apart from CRISPR, the Fund holds a portfolio of companies also developing new bio-therapies, at least half of which we believe are potential takeout candidates. A recent example is Gilead Sciences, decision to pay $5.1 billion to increase its position in Fund holding Galapagos NV (GLPG), a Belgian biotechnology company, from 12% to 20% with the option of taking it to 29%. Galapagos has six compounds in testing for conditions such as osteoarthritis and pulmonary fibrosis, each of which is a multibillion-dollar market. Gilead is under pressure to make up for declining sales of its hepatitis C and HIV offerings, including Solvaldi and Harvoni. Such co-development deals are proliferating and, to us, make sense. It allows a company with a promising drug in development to partially monetize it and while it takes the immediate take-out option off the table, it removes pressure for a premature sale. Gilead’s strong operating model helps the acquired companies grow and build shareholder value more rapidly than they would on their own. Gilead has a reputation for good management and good science in treating intractable diseases, but the stock has traded sideways since sales of its hepatitis C drug peaked several years ago.

U.S. Money Center Banks & Payments: Evolving business models

Lower costs and rising fees are the keys to higher returns on equity and valuations for money center banks. Their fee businesses have generated most of the revenue growth, particularly in credit cards and investment banking. Meanwhile, the money center banks have begun to aggressively adopt technology to reduce costs and offer better service than smaller local or regional banks. Revenues from credit cards rose 11% at Citigroup and 10% at J.P. Morgan in the third quarter.

4	www.cloughglobal.com

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2019 (Unaudited)

The money centers have a different model, and this is showing up in earnings releases. Citi’s expenses declined in the quarter while share count fell 10%. An activist fund, ValueAct Capital Management, which successfully pushed for management change at Microsoft, is involved. Because of this technological leadership, large banks are likely to gain a disproportionate share of digital banking. We expect Citi’s book value has the potential to grow over the next few years.

Most regional and smaller banks are more interested in holding securities than making loans. We are seeing loan growth slow and securities holdings picking up at these institutions. The ratio of securities to loans among smaller banks is the highest in 25 years.

We think the best way to invest in the revolution around the payments system is through the money center banks. Consumers have more ways than ever to pay for things. ApplePay, PayPal, Starbucks and increasingly others have all devised ways to make purchases. The common belief is that these methods will displace the control the major card-issuing banks have over the payments business, but the reality is they offer just another way to connect the card to the payment transaction. Card issuers and the payments processors like Visa (V) and Mastercard (MA) are only digging in today. The average American has a credit card balance of $6,194, 6% higher year over year. U.S. credit card debt stands at $830 billion. We believe this business has substantial potential to grow over time.

Emerging consumer in India and Asia

To the investor, Asia’s markets are always suspect. For one, Asia’s growth is non-linear. Its financial markets are not fully developed, and sentiment is volatile and, at the moment, negative. We think the positives outweigh the negatives by a wide margin.

There are three reasons we believe Asian markets are likely to display the strongest profit cycles in coming years.

1)	Consumption in Asia is the only macro growth story on the planet.
2)	Among emerging markets, only China and India offer scale, and scale is critical to profitability. If an economy is to invest in new technologies, it must have scale. Both countries have continental size markets and a combined middle class that is the largest in the world and growing at double digit rates.
3)	Interest rates are coming down across Asia, including China, India, and South Korea.

China

Chinese stocks are cheap at a time when an array of quality consumer focused companies are emerging. While China’s total population is stagnating, the number of entrants into the middle class continues to rise. More than half of China’s population still generates a per capita gross domestic product (“GDP”) below the national average of about $10,000, but accelerating urbanization and large gains in consumption can continue.

China is the only Asian economy which can replace exports with domestic demand. China grew 6% in its recent quarter; in the context of a $13 trillion economy this is still impressive. The slowdown is due to a fall in exports and to government policies to slow lending in the shadow economy to reform its financial sector. These are headwinds which could turn into tailwinds.

We believe China’s profit cycle is still strong, but it is focused within the consumer sector which grew 7-8%. China is now the second biggest pool of household wealth and could pass the U.S. as the largest consumer market by 2021.

China has huge talent and savings pools. It is increasingly at the vanguard of global growth in technology and life sciences. Technology is becoming more ubiquitous in China. For example, technology in financial services (so-called “fintech”) has reached the lowest income level—even the poorest villager may now have a scanner.

We see evidence that Chinese brands are getting stronger and U.S. goods are losing their once cool image. Demand for Nike and Adidas are giving way to Anta Sports Products (2020 HK), a producer of popular athletic shoes and apparel, and Li Ning (2331 HK), a fashion-based sports gear manufacturer in Beijing. Anta and Li Ning have been disclosed as investments in the Fund. Anta is moving globally by building a family of brands capable of reaching beyond China. It owns brands like Salomon, an outdoor sports equipment manufacturer, and Wilson, a sporting goods company. Market share losses to Chinese made brands used to be limited to passenger cars and electronic goods such as video games and smartphones, but now are occurring across a wide swath of luxury and sports apparel.

Trade issues will continue to be a fact of life but should be faded in our opinion. Provisions in the preliminary deal agreed to by the United States and China on October 11 seem credible to us. The China delegation did not agree to anything they had not already been willing to implement, or what was in their best interest anyway (purchase of agricultural goods). While subsidies for state-owned companies will persist, protections in place for intellectual property were already strengthened by the People’s Congress this past Spring and restrictions on foreign investments by U.S. companies were already being rolled back, especially in the financial sphere. If China is to be an important player on the global stage, it must integrate its now closed financial sector into the world’s payments system, and that effort will require American firms for it to succeed. Citi is establishing wholly-owned brokerage and investment banking operations in China. Visa and Mastercard are already operating there and Standard and Poor’s has a ratings licensing agreement. China’s currency exchange rate has been less “pegged” and more market-driven than the market perceives and has been for some time.

Annual Report | October 31, 2019	5

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2019 (Unaudited)

India

India is the world’s third largest economy and has the world’s largest work force. It also possesses immense and undeveloped natural resources. The economy has slowed because of credit issues in non-bank financial institutions, but new stimulus is being provided by an aggressive corporate tax cut, a refined goods and services tax, and a stimulus package for affordable housing. Housing is desperately needed, and the industry has a powerful multiplier effect on jobs and materials suppliers.

Like China, India also offers scale and growth and has the potential to be the fastest growing economy in the world. This is all bullish. But India’s growth has slowed and that surprised many. As in China, growth in India slipped to a six year low for similar reasons. India is coming off a credit boom as non-bank entities and publicly owned banks subsidized a credit boom which has now burst. Its financial sector is populated by too many sub-scale competitors with bad loans and low profit margins. Over the years, a state-controlled banking system has existed as an ATM for bad government policies. As a result, 70% of deposits still sit in unlicensed banks which in turn sit on a pile of bad, unserviceable loans.

Last year’s collapse of Infrastructure Leasing & Financial Services, a large shadow bank, triggered a funding squeeze from which consumer demand has yet to recover. Passenger vehicle sales are down 25% year on year. India is working through a policy of financial sector reform like China did at the turn of the century, and that policy is, in the short-run, slowing credit formation and demand. Key to the effort is the restructuring of non-bank lenders and state-owned banks, upon which car buyers and small dealerships rely.

Prime Minister Modi’s government is trying to restart the economy, and we think the market is close to a turning point. Corporate taxes have been cut and business reenergized, and the government is now contemplating household tax cuts. Modi has inserted capital into banks and liberalized foreign investment rules and reduced corporate tax rates from 30% to 22% (15% for greenfield plants), making it competitive with Asian rivals like Vietnam and Bangladesh. This all is business-friendly. The Reserve Bank of India has reduced its policy repo rate by 25 basis points to 5.15%.

Investment is flowing back into India. Southeast Asia, including India have drawn more foreign investment than China in recent years. Samsung has moved its last plant from China to India and will build the largest smartphone factory in the world there. Ford is transferring ownership in its local assembly factories to a joint venture that Mahindra and Mahindra (MM IN) will run. Suzuki sells half of its cars in India and is profitable. India is trying to take advantage of China’s trade issues which force multinationals to rearrange their supply lines away from China.

Privatization is taking hold. The Financial Times reported that five companies, including Bharat Petroleum and Container Corporation of India, a major logistics firm, were recently scheduled to be sold. Pension funds and sovereign wealth investors across Asia are investing in technology, real estate and infrastructure. Blackstone and a local partner reportedly bought a technology park in Bangalore for $390 million and Canada’s Brookfield Asset Management bought a pipeline from a private entity and a $3 billion in telecom tower assets from Reliance Industries (Source: Wall St. Journal). Modi seems to be putting down anti-privatization sentiment in his own party. He has auctioned off six major airports and several toll roads.

Personal savings are high in India and interest rates are finally falling. India has a low 67% debt to GDP ratio. The central bank is overcapitalized, and inflation is receding. But Indians are only now opening bank accounts, leaving the fintech industry with a huge opportunity for quality private banks like Fund holding HDFC Bank (HDFCB IN & HDB), which reported 20% deposit growth and 25-30% asset growth in the recent quarter. The demise of many smaller, less solvent, institutions and the restructuring of public banks could become a big story.

To summarize our current Asia strategy, we are looking to find the emerging mega brands in Asia. We are finding strength in the emerging consumer brands in China, the financial leaders in India, and emerging tech leadership in Taiwan and South Korea.

Downside Protection Tools

While much of our portfolio commentary is dedicated to the Fund’s current long-book positioning across our highest conviction themes, investors in the Fund should also note some of the steps we take in the portfolio to protect against market drawdowns.

A short book of individual equity positions is one of the primary tools utilized in the portfolio to attempt to generate positive returns for investors amidst declining equity prices. Other positions include the use of put-spreads at the index level with a goal of protecting a portion of the portfolio against broad-based market declines, as well as exposure to U.S. Treasury positions, which have the potential to generate positive returns or reduce portfolio volatility during equity market declines.

6	www.cloughglobal.com

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2019 (Unaudited)

The Fund’s long book, combined with these downside protection tools, can offer investors an opportunity to participate in rising equity prices with some potential for downside protection. For the fiscal year, the Fund captured 101.49% of the upside and 82.46% of the downside of its Morningstar Category average, with approximately 63.76% average, delta-adjusted exposure over the same period.

ON THE MARKETS

The U.S. is growing modestly but China and Europe are slowing. The Fed is once again growing its balance sheet, and the global easing cycle is regaining dominance. This should support bonds and stocks. Global short rates will reach new lows and bonds should benefit because the Treasury will issue more bills and fewer bonds to satisfy the Fed’s needs. We believe a shortage of long-term yield will re-emerge sooner rather than later. Consumers are OK but investment is weak and eventually that is likely to flow back to slow the economy.

Monetary easing is less powerful than it once was, and capital investment is systemically weaker in an asset light ecosystem. A slower housing cycle leaves the economy even further cash rich because the households are saving as they age. Eleven years after the Global Financial Crisis, the European and Japanese banking systems remain so burdened with bad debt they cannot create credit. Formerly fast-growing services industries such as hotels and cruise ships are facing a glut of new capacity.

In the long run, the absence of inflation is far more important to the financial markets than the trade wars. The market is giving us some opportunity to take advantage when prices of good stocks are down because unprecedented amounts of liquidity remain uninvested.

CORPORATE UPDATE FROM CHUCK CLOUGH

We would like to close with some exciting news as Clough Capital Partners, L.P. (“Clough Capital” or the “Firm”) celebrates its 20th year. Please join us in congratulating Michael J. Hearle, a Partner of the Firm and a Portfolio Manager on several of the Firm’s products, on his promotion to Chief Executive Officer and Co-Chief Investment Officer of the Firm. This will allow me to devote even more of my time to the markets. Vince Lorusso and I will continue to manage the Fund.

Together, our talented Partners, Portfolio Managers, and investment staff, share a long-term commitment to rigorous investment analysis, careful discipline in portfolio construction and above all, careful stewardship of our investors’ capital and trust. We are excited about this news and believe advancements in our leadership are critical to best position our Firm for success for years to come.

Sincerely,

Charles I. Clough, Jr.	Vincent M. Lorusso, Jr.

Annual Report | October 31, 2019	7

Clough Global Long/Short Fund	Portfolio Performance

October 31, 2019 (Unaudited)

Performance (as of October 31, 2019)
	1 Month	Quarter	6 Month	1 Year	Since Inception(a)
Class I - NAV(b)	3.74%	0.53%	1.52%	6.36%	2.53%
Investor Class - NAV(b)(f)	3.69%	0.45%	1.35%	6.04%	2.21%
Class A - NAV(b)(g)	3.69%	0.36%	1.35%	6.04%	2.21%
Class A - MOP(b)(g)	-2.01%	-5.15%	-4.26%	0.18%	1.02%
Class C - NAV(b)	3.59%	0.27%	1.01%	5.28%	1.60%
Class C - CDSC(b)	2.59%	-0.73%	0.01%	4.28%	1.60%
MSCI All Country World Index(c)	2.76%	2.53%	3.24%	13.22%	7.98%
HFRI Equity Hedge Index(d)	1.31%	-0.19%	-0.11%	4.85%	3.85%
S&P 500 Index(e)	2.17%	2.43%	4.16%	14.33%	10.62%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 425-6844 or by visiting www.cloughglobal.com.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include sales charges and would have been lower had it been taken into account. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

(a)	Fund’s commencement date is September 30, 2015. The performance data quoted for the period prior to September 30, 2015 is that of an unregistered investment fund (the “Predecessor Fund”) that was managed by the Adviser since its inception and was reorganized into the Fund as of the date the Fund commenced investment operations. The Predecessor Fund was not a registered mutual fund and therefore was not subject to the same investment and tax restrictions as the Fund. Performance information reflects all fees and expenses incurred by the Predecessor Fund, and has not been adjusted to reflect Fund expenses. If it had been so adjusted, the Predecessor Fund’s performance would have been higher for that period. The Predecessor Fund commenced operations on January 2, 2015.

(b)	Returns shown prior to 9/30/2015 are based on the returns of the Predecessor Fund adjusted to reflect 12b-1 fees and shareholder services fees, as applicable.

(c)	The MSCI All Country World Index is a float-adjusted, capitalization weighted index that is designed to measure the equity market performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. Both indices referenced herein reflect the reinvestment of dividends. The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

(d)	An index designed by Hedge Fund Research, Inc. to represent the performance of investment managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed by such managers to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The HFRI family of indices reserves the right to revise historical performance data for a period of up to four months following the as of date. The performance shown was calculated using current, available data at the time of publication, but is subject to change outside of the control of the Fund and its affiliates

(e)	The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Index performance does not reflect fund performance.

(f)	On December 1, 2017, Class A was renamed Investor Class.

(g)	A new Class A commenced operations on June 29, 2018.

Returns of less than 1 year are cumulative.

An investor cannot invest directly in an index.

8	www.cloughglobal.com

Clough Global Long/Short Fund	Portfolio Performance & Allocation

October 31, 2019 (Unaudited)

Performance of $1,000,000 Initial Investment (as of October 31, 2019)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Previous reports presented the performance of Investor Class. The historical performance prior to September 30, 2015 is that of the Predecessor Fund. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Long Holdings (as a % of Net Assets)*
Citigroup, Inc.	3.18%
U.S. Treasury Bond	3.07%
Samsung Electronics Co., Ltd.	3.05%
U.S. Treasury Bond	2.62%
Micron Technology, Inc.	2.57%
CRISPR Therapeutics AG	2.55%
Broadcom, Ltd.	2.24%
salesforce.com, Inc.	2.17%
TransDigm Group, Inc.	2.02%
JPMorgan Chase & Co.	1.99%
Top Ten Holdings	25.46%

*	Holdings are subject to change

Sector Allocation**	Long Exposure % TNA	Short Exposure % TNA	Gross Exposure % TNA	Net Exposure % TNA
Information Technology	23.0%	-5.1%	28.1%	17.9%
Health Care	19.3%	-5.1%	24.4%	14.2%
Consumer Discretionary	15.6%	-2.5%	18.1%	13.1%
Financials	20.5%	-6.7%	27.2%	13.8%
Fixed Income	5.7%	0.0%	5.7%	5.7%
Communication Services	2.9%	-0.5%	3.4%	2.4%
Industrials	3.3%	-1.0%	4.3%	2.3%
Energy	1.0%	0.0%	1.0%	1.0%
Materials	0.4%	0.0%	0.4%	0.4%
Hedge Portfolio	0.4%	-0.2%	0.6%	0.2%
Consumer Staples	3.0%	-3.0%	6.0%	0.0%
Total Investments	95.1%	-24.1%	119.2%	71.0%

Annual Report | October 31, 2019	9

Clough Global Long/Short Fund	Portfolio Allocation

October 31, 2019 (Unaudited)

Country Allocation **	Long Exposure % TNA	Short Exposure % TNA	Gross Exposure % TNA	Net Exposure % TNA
United States	50.3%	-12.0%	62.3%	38.3%
U.S. Multinationals†	16.4%	-4.3%	20.7%	12.1%
China	8.8%	0.0%	8.8%	8.8%
India	6.9%	0.0%	6.9%	6.9%
Other - Emerging Markets	6.5%	0.0%	6.5%	6.5%
Other - Developed Markets	0.5%	0.0%	0.5%	0.5%
Europe	5.7%	-7.8%	13.5%	-2.1%
Total Investments	95.1%	-24.1%	119.2%	71.0%

**	Allocation summaries and top ten long holdings calculated as percent of total net assets using market value of cash traded securities, notional value of derivative contracts and excluding short-term investments.

†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

10	www.cloughglobal.com

Clough Global Long/Short Fund	Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

Examples. As a shareholder of the Clough Global Long/Short Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees and sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2019 and held through October 31, 2019.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2019 – October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expense Ratio(a)(b)	Expenses Paid During period 05/01/19 - 10/31/19(c)
Clough Global Long/Short Fund
Class I
Actual	$1,000.00	$1,015.20	2.21%	$11.23
Hypothetical (5% return before expenses)	$1,000.00	$1,014.06	2.21%	$11.22
Investor Class
Actual	$1,000.00	$1,013.50	2.47%	$12.54
Hypothetical (5% return before expenses)	$1,000.00	$1,012.75	2.47%	$12.53
Class A
Actual	$1,000.00	$1,013.50	2.30%	$11.67
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	2.30%	$11.67
Class C
Actual	$1,000.00	$1,010.10	3.29%	$16.67
Hypothetical (5% return before expenses)	$1,000.00	$1,008.62	3.29%	$16.66

(a)	Expense ratio excluding interest expense and dividends paid on borrowed securities for the Clough Global Long/Short Fund is 1.54%, 1.89%, 1.89%, and 2.54% for Class I, Investor Class, Class A, and Class C respectively.

(b)	Annualized, based on the Fund's most recent fiscal half year expenses.

(c)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 184/365 (to reflect the half-year period).

Annual Report | October 31, 2019	11

Clough Global Long/Short Fund	Statement of Investments

October 31, 2019

	Shares	Value
COMMON STOCKS 86.81%
Communication Services 2.86%
GCI Liberty, Inc. - Class A(a)(b)	9,481	$663,480
IMAX Corp.(a)	26,500	565,775
Netflix, Inc.(a)	816	234,527
		1,463,782

Consumer Discretionary 15.57%
Amazon.com, Inc.(a)	470	835,030
ANTA Sports Products, Ltd.	82,400	807,601
Carvana Co.(a)(b)	12,100	981,068
Floor & Decor Holdings, Inc. - Class A(a)	10,586	485,156
Home Depot, Inc.	4,090	959,432
Li Ning Co., Ltd.	139,000	472,738
Meituan Dianping - Class B(a)	10,200	121,904
Pool Corp.	2,733	566,824
RH(a)	1,553	282,180
Service Corp. International	13,936	633,809
Titan Co., Ltd.	36,727	689,297
Vail Resorts, Inc.	3,250	755,202
Wayfair, Inc. - Class A(a)	1,750	143,903
XTEP International Holdings, Ltd.	427,000	248,486
		7,982,630

Consumer Staples 1.37%
Boston Beer Co., Inc. - Class A(a)	310	116,083
Estee Lauder Cos., Inc. - Class A	882	164,290
L'Oreal SA	1,449	423,087
		703,460

Energy 0.99%
Reliance Industries, Ltd.	24,650	508,908

Financials 20.49%
AGNC Investment Corp.	3,000	51,150
AIA Group, Ltd.	51,600	516,596
American International Group, Inc.	6,000	317,760
Ares Capital Corp.	22,000	402,600
Bank of America Corp.(b)	31,050	970,934
Barings BDC, Inc.	51,100	524,797
Citigroup, Inc.(b)	22,649	1,627,557
Golub Capital BDC, Inc.	33,300	593,073
HDFC Bank, Ltd.	13,600	830,824
HDFC Bank, Ltd. - ADR	32,612	565,697
JPMorgan Chase & Co.(b)	8,150	1,018,098
Ladder Capital Corp.	15,400	265,958
Morgan Stanley(b)	17,800	819,690
PennyMac Mortgage Investment Trust	22,500	515,025
Ping An Insurance Group Co. of China, Ltd. - Class H	41,400	479,463
Starwood Property Trust, Inc.(b)	15,800	388,680
	Shares	Value
Financials (continued)
Two Harbors Investment Corp.	44,300	$614,441
		10,502,343
Health Care 19.26%
Align Technology, Inc.(a)	1,220	307,794
Amgen, Inc.	1,852	394,939
Apellis Pharmaceuticals, Inc.(a)(b)	33,300	978,687
Baxter International, Inc.	5,250	402,675
BeiGene, Ltd. - ADR(a)	3,650	504,941
Boston Scientific Corp.(a)	8,191	341,565
Correvio Pharma Corp.(a)	137,570	275,140
CRISPR Therapeutics AG(a)	25,981	1,308,663
Elanco Animal Health, Inc.(a)	11,400	308,028
Galapagos NV - Sponsored ADR(a)	1,820	334,825
Gossamer Bio, Inc.(a)(b)	28,400	584,330
GW Pharmaceuticals PLC - ADR(a)	1,511	202,202
IDEXX Laboratories, Inc.(a)	665	189,532
Idorsia, Ltd.(a)	27,929	634,737
Masimo Corp.(a)	1,100	160,369
Owens & Minor, Inc.	63,100	424,663
Regeneron Pharmaceuticals, Inc.(a)	820	251,150
SmileDirectClub, Inc.(a)	10,800	126,306
Tandem Diabetes Care, Inc.(a)	2,800	172,424
Teladoc Health, Inc.(a)	4,600	352,360
Thermo Fisher Scientific, Inc.	1,378	416,128
Veracyte, Inc.(a)	12,750	292,357
Vertex Pharmaceuticals, Inc.(a)	1,572	307,295
WAVE Life Sciences, Ltd.(a)	9,200	232,668
Zoetis, Inc.	2,864	366,363
		9,870,141

Industrials 3.35%
Larsen & Toubro, Ltd.	32,877	682,791
TransDigm Group, Inc.(b)	1,965	1,034,140
		1,716,931

Information Technology 22.48%
Advanced Energy Industries, Inc.(a)	4,700	277,770
Broadcom, Ltd.(b)	3,917	1,147,093
Genpact, Ltd.	6,500	254,605
HubSpot, Inc.(a)	1,614	250,331
Lam Research Corp.	1,920	520,397
Mastercard, Inc. - Class A	960	265,738
MediaTek, Inc.	65,200	873,888
Micron Technology, Inc.(a)(b)	27,649	1,314,710
Microsoft Corp.	3,643	522,297
MongoDB, Inc.(a)	990	126,492
Okta, Inc.(a)	2,120	231,228
RingCentral, Inc. - Class A(a)	1,590	256,817
salesforce.com, Inc.(a)	7,102	1,111,392
Samsung Electronics Co., Ltd.	36,089	1,563,355
ServiceNow, Inc.(a)	1,042	257,645

12	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

October 31, 2019

	Shares	Value
Information Technology (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR	17,500	$903,525
Twilio, Inc. - Class A(a)	2,267	218,902
Visa, Inc. - Class A(b)	5,132	917,910
WNS Holdings, Ltd. - ADR(a)	4,300	265,912
Zendesk, Inc.(a)	3,411	240,987
		11,520,994

Materials 0.44%
Zhaojin Mining Industry Co., Ltd. - Class H	201,000	223,420

TOTAL COMMON STOCKS
(Cost $38,285,465)		44,492,609

Underlying Security/Expiration Date/Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.35%
Put Options Purchased 0.35%
S&P 500 Index
01/17/20, 2,950, $12,150,240	40	181,400

Total Put Options Purchased
(Cost $198,694)		181,400

TOTAL PURCHASED OPTIONS
(Cost $198,694)		181,400

Description and Maturity Date	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 5.69%
U.S. Treasury Bond
11/15/2048, 3.375%	1,250,000	1,573,266
05/15/2049, 2.875%	1,165,000	1,341,252

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $2,894,570)		2,914,518

SHORT-TERM INVESTMENTS 0.89%
Money Market Funds 0.89%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.713% 7-day yield)	456,592	456,592

TOTAL SHORT-TERM INVESTMENTS
(Cost $456,592)		456,592
Value
Total Investments - 93.74%
(Cost $41,835,321)	$48,045,119

Other Assets in Excess of Liabilities - 6.26%(c)	3,209,677

NET ASSETS - 100.00%	$51,254,796

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (20.05%)
Communication Services (0.52%)
AT&T, Inc.	(6,984)	(268,820)

Consumer Discretionary (2.46%)
Dick's Sporting Goods, Inc.	(12,580)	(489,740)
Ford Motor Co.	(56,000)	(481,040)
Williams-Sonoma, Inc.	(4,360)	(291,204)
		(1,261,984)

Consumer Staples (3.01%)
Tesco PLC	(169,962)	(517,818)
Walgreens Boots Alliance, Inc.	(11,000)	(602,580)
WM Morrison Supermarkets PLC	(163,405)	(420,900)
		(1,541,298)

Financials (5.94%)
Apollo Investment Corp.	(15,800)	(250,430)
Deutsche Bank AG	(81,100)	(587,975)
Mediobanca Banca di Credito Finanziario SpA	(59,304)	(704,410)
Santander Consumer USA Holdings, Inc.	(12,300)	(308,484)
Societe Generale S.A.	(17,049)	(483,925)
TCG BDC, Inc.	(9,100)	(130,039)
UniCredit SpA	(45,618)	(578,378)
		(3,043,641)

Health Care (3.09%)
Bruker Corp.	(2,300)	(102,350)
Catalent, Inc.	(2,100)	(102,165)
Charles River Laboratories International, Inc.	(790)	(102,684)
Editas Medicine, Inc.	(6,200)	(129,208)
Guardant Health, Inc.	(1,400)	(97,300)
Illumina, Inc.	(330)	(97,522)
Intellia Therapeutics Inc.	(11,600)	(144,826)
IQVIA Holdings, Inc.	(700)	(101,094)
McKesson Corp.	(3,821)	(508,193)
PerkinElmer Inc.	(1,200)	(103,152)

Annual Report | October 31, 2019	13

Clough Global Long/Short Fund	Statement of Investments

October 31, 2019

SCHEDULE OF SECURITIES SOLD SHORT(a)(continued)	Shares	Value
Health Care (continued)
PRA Health Sciences, Inc.	(1,000)	$(97,710)
		(1,586,204)

Industrials (1.04%)
Stericycle, Inc.	(9,250)	(532,800)

Information Technology (3.99%)
Advanced Micro Devices, Inc.	(8,400)	(285,012)
Amkor Technology, Inc.	(8,700)	(108,141)
Cisco Systems, Inc.	(10,500)	(498,855)
Diebold Nixdorf, Inc.	(38,700)	(270,900)
Everbridge, Inc.	(4,200)	(291,942)
NCR Corp.	(10,000)	(292,100)
Telefonaktiebolaget LM Ericsson - Sponsored ADR	(34,100)	(297,352)
		(2,044,302)

TOTAL COMMON STOCKS
(Proceeds $10,536,275)		(10,279,049)

EXCHANGE TRADED FUNDS (3.02%)
Health Care Select Sector SPDR® Fund	(2,100)	(198,975)
iShares® Nasdaq Biotechnology ETF	(2,600)	(279,084)
SPDR® S&P® Biotech ETF	(6,700)	(546,921)
VanEck Vectors® Semiconductor ETF	(4,100)	(522,709)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $1,479,339)		(1,547,689)

TOTAL SECURITIES SOLD SHORT
(Proceeds $12,015,614)		$(11,826,738)

(a)	Non-income producing security.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or written options. As of October 31, 2019, the aggregate market value of those securities was $4,531,603, representing 8.84% of net assets. (See Note 1)

(c)	Includes cash which is being held as collateral for total return swap contracts, securities sold short, and written options.

14	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

October 31, 2019

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA	$(465,987)	1D FEDEF - 50 bps	1D FEDEF	5/20/2020	$(409,922)	$56,065
Morgan Stanley	Kweichow Moutai Co., Ltd.	758,923	1D FEDEF + 250 bps	1D FEDEF	1/8/2020	855,396	96,473
Morgan Stanley	Luxshare Precision Industry Co., Ltd.	256,250	1D FEDEF + 250 bps	1D FEDEF	9/12/2020	292,988	36,738
		$549,186				$738,462	$189,276

PUT OPTIONS WRITTEN

Underlying Security	Expiration Date	Exercise Price	Contracts	Notional Amount	Value
S&P 500 Index	01/17/2020	$2,800	(40)	$(12,150,240)	$(90,600)
				$(12,150,240)	$(90,600)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of October 31, 2019 1.58%

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

Annual Report | October 31, 2019	15

Clough Global Long/Short Fund	Statement of Assets and Liabilities

October 31, 2019

ASSETS:

Investments, at value (Cost - see below)	$48,045,119
Cash	1,175,295
Foreign currency, at value (Cost $249,784)	249,784
Deposit with broker for securities sold short	10,843,170
Deposit with broker for total return swap contracts	560,733
Deposit with broker for written options	94,984
Unrealized appreciation on total return swap contracts	189,276
Interest receivable - margin account	13,088
Dividends receivable	16,577
Interest receivable	40,846
Receivable for investments sold	3,024,897
Receivable for shares sold	10,932
Prepaid expenses and other assets	11,312
Due from Adviser	39,741
Total Assets	64,315,754

LIABILITIES:

Securities sold short (Proceeds $12,015,614)	11,826,738
Written options, at value (Premiums received $98,798)	90,600
Payable for investments purchased	863,586
Payable for shares redeemed	97,219
Payable for total return swap contracts payments	16,088
Dividends payable - short sales	28,292
Accrued distribution and service fees	4,453
Accrued legal expense	38,956
Accrued administration fee	11,377
Other payables and accrued expenses	83,649
Total Liabilities	13,060,958
Net Assets	$51,254,796
Cost of Investments	$41,835,321

COMPOSITION OF NET ASSETS:

Paid-in capital	$49,758,356
Distributable Earnings	1,496,440
Net Assets	$51,254,796
PRICING OF CLASS I SHARES:
Net Assets	$44,213,178
Shares outstanding of no par value, unlimited shares authorized	3,886,012
Net Asset Value, offering and redemption price per share	$11.38
PRICING OF INVESTOR CLASS SHARES:
Net Assets	$2,406,781
Shares outstanding of no par value, unlimited shares authorized	214,073
Net Asset Value, offering and redemption price per share	$11.24
PRICING OF CLASS A SHARES:
Net Assets	$2,822,255
Shares outstanding of no par value, unlimited shares authorized	251,058
Net Asset Value, offering and redemption price per share	$11.24
Maximum offering price per share (NAV/0.945), based on maximum sales charge of 5.50% of the offering price	$11.89
PRICING OF CLASS C SHARES:
Net Assets	$1,812,582
Shares outstanding of no par value, unlimited shares authorized	165,212
Net Asset Value, offering and redemption price per share	$10.97

See Notes to the Financial Statements.

16	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Operations

For the year ended October 31, 2019

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $9,234)	$760,046
Interest income - margin account	161,799
Total Income	921,845

EXPENSES:
Investment advisory fees	695,089
Distribution and shareholder service fees:
Investor Class	9,113
Class A	3,955
Class C	29,625
Administration fees	94,910
Trustees fees	84,088
Registration fees	73,057
Dividend expense - short sales	298,314
Custodian fees	54,362
Audit & Tax Services fees	46,750
Legal fees	121,870
Printing fees	38,290
Insurance fees	22,624
Transfer agent fees	41,361
Delegated transfer agent fees:
Class I	6,475
Investor Class	56
Class C	150
Other expenses	36,157
Total Expenses Before Waivers and/or Reimbursements	1,656,246
Less fees waived and/or reimbursed by Adviser:
Class I	(432,912)
Investor Class	(24,344)
Class A	(12,710)
Class C	(26,750)
Net Expenses	1,159,530
Net Investment Loss	(237,685)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	(2,802,944)
Securities sold short	(21,515)
Written options	159,498
Total return swap contracts	203,673
Foreign currency transactions	(64,819)
Net realized gain distributions from other investment companies	2,287
Net realized loss	(2,523,820)

NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	6,537,182
Securities sold short	(881,905)
Written options	8,198
Total return swap contracts	100,785
Translation of assets and liabilities denominated in foreign currencies	(23,787)
Net change in unrealized appreciation	5,740,473
Net realized and unrealized gain	3,216,653
Net Increase in Net Assets from Operations	$2,978,968

See Notes to the Financial Statements.

Annual Report | October 31, 2019	17

Clough Global Long/Short Fund	Statement of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
OPERATIONS:

Net investment loss	$(237,685)	$(369,740)
Net realized loss	(2,523,820)	(1,325,090)
Net change in unrealized appreciation/(depreciation)	5,740,473	(3,159,490)
Net Increase/(Decrease) in Net Assets From Operations	2,978,968	(4,854,320)

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from shares sold	6,165,858	40,880,632
Payments for shares redeemed	(17,250,650)	(13,523,671)
Net Increase/(Decrease) in Net Assets From Class I Capital Share Transactions	(11,084,792)	27,356,961

Investor Class(a)
Proceeds from shares sold	194,186	3,164,441
Payments for shares redeemed	(705,866)	(424,647)
Net Increase/(Decrease) in Net Assets From Investor Class Capital Share Transactions	(511,680)	2,739,794

Class A(b)
Proceeds from shares sold	2,629,347	268,606
Payments for shares redeemed, net of redemption fees	(91,853)	(39,847)
Net Increase in Net Assets From Class A Capital Share Transactions	2,537,494	228,759

Class C
Proceeds from shares sold	109,956	3,909,708
Payments for shares redeemed	(2,006,516)	(83,154)
Net Increase/(Decrease) in Net Assets From Class C Capital Share Transactions	(1,896,560)	3,826,554

Total Increase/(Decrease) in Net Assets	$(7,976,570)	$29,297,748

NET ASSETS:
Beginning of period	59,231,366	29,933,618
End of period	$51,254,796	$59,231,366

(a)	On December 1, 2017, Class A was renamed Investor Class.
(b)	A new Class A commenced operations on June 29, 2018.

See Notes to the Financial Statements.

18	www.cloughglobal.com

Clough Global Long/Short Fund – Class I	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.70	$11.03	$9.40	$10.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.04)	(0.07)	(0.10)	(0.12)		(0.01)
Net realized and unrealized gain/(loss) on investments	0.72	(0.26)	1.73	(0.74)		0.31
Total from Investment Operations	0.68	(0.33)	1.63	(0.86)		0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	–	–	–	(0.04)		–
Total Distributions to Common Shareholders	–	–	–	(0.04)		–
Net asset value - end of period	$11.38	$10.70	$11.03	$9.40		$10.30

Total Investment Return - Net Asset Value(b)	6.36%	(2.99)%	17.34%	(8.39)%		3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$44,213	$52,684	$29,629	$44,003		$35,760

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	3.09%	2.85%	3.21%	3.76	%(c)	5.62	%(c)(d)
Operating expenses including fee waivers/reimbursements	2.14%	2.03%	1.96%	2.50	%(c)	2.32	%(c)(d)
Net investment loss including fee waivers/reimbursements	(0.38)%	(0.64)%	(0.96)%	(1.30	)%(c)	(1.66	)%(c)(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.52%	2.42%	2.85%	2.86	%(c)	4.90	%(c)(d)
Operating expenses including fee waivers/reimbursements	1.57%	1.60%	1.60%	1.60	%(c)	1.60	%(c)(d)
Net investment income/(loss) including fee waivers/reimbursements	0.19%	(0.21)%	(0.60)%	(0.40	)%(c)	(0.94	)%(c)(d)

PORTFOLIO TURNOVER RATE(e)	269%	156%	237%	261%		22%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

Annual Report | October 31, 2019	19

Clough Global Long/Short Fund – Investor Class	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.60	$10.96		$9.37		$10.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.07)	(0.11)		(0.14)		(0.15)		(0.02)
Net realized and unrealized gain/(loss) on investments	0.71	(0.25)		1.73		(0.74)		0.32
Total from Investment Operations	0.64	(0.36)		1.59		(0.89)		0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	–	–		–		(0.04)		–
Total Distributions to Common Shareholders	–	–		–		(0.04)		–
Net asset value - end of period	$11.24	$10.60		$10.96		$9.37		$10.30

Total Investment Return - Net Asset Value(c)	6.04%	(3.28)%		16.97	%(d)	(8.68	)%(d)	3.00	%(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$2,407	$2,776		$210		$76		$27

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	3.34%	3.14%		3.78%		4.23	%(e)	6.44	%(e)(f)
Operating expenses including fee waivers/reimbursements	2.40%	2.33	%(g)	2.29	%(g)	2.85	%(e)	2.67	%(e)(f)
Net investment loss including fee waivers/reimbursements	(0.64)%	(0.93)%		(1.36)%		(1.57	)%(e)	(2.00	)%(e)(f)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.77%	2.71%		3.38%		3.33	%(e)	5.72	%(e)(f)
Operating expenses including fee waivers/reimbursements	1.83%	1.90	%(g)	1.89	%(g)	1.95	%(e)	1.95	%(e)(f)
Net investment loss including fee waivers/reimbursements	(0.07)%	(0.50)%		(0.96)%		(0.67	)%(e)	(1.28	)%(e)(f)

PORTFOLIO TURNOVER RATE(h)	269%	156%		237%		261%		22%

(a)	On December 1, 2017, Class A was renamed Investor Class.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.
(d)	Total investment return does not reflect the effect of sales charge.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Annualized.
(g)	According to the Fund's shareholder services plan, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended October 31, 2018 and the year ended October 31, 2017, in the amounts of 0.05% and 0.06%, respectively of average net assets of the share class.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

20	www.cloughglobal.com

Clough Global Long/Short Fund – Class A	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2019	For the Period June 29, 2018 (commencement) to October 31, 2018
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.60	$11.84
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.04)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.68	(1.22	)(b)
Total from Investment Operations	0.64	(1.24)

Net asset value - end of period	$11.24	$10.60

Total Investment Return - Net Asset Value(c)	6.04%	(10.47)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$2,822	$209

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	3.42%	2.91	%(d)(e)
Operating expenses including fee waivers/reimbursements	2.30%	2.32	%(d)(e)
Net investment loss including fee waivers/reimbursements	(0.32)%	(0.61	)%(d)(e)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.97%	2.44	%(d)(e)
Operating expenses including fee waivers/reimbursements	1.85%	1.85	%(d)(e)(f)
Net investment income/(loss) including fee waivers/reimbursements	0.13%	(0.14	)%(d)(e)

PORTFOLIO TURNOVER RATE(g)	269%	156%

(a)	Per share amounts are based upon average shares outstanding.
(b)	The per share amount varies from the net realized and unrealized gain/loss for the whole period because of the timing of sales of fund shares and per share amount of realized and unrealized gains and losses at such time.
(c)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.
(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	According to the Fund's shareholder services plan, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended October 31, 2018 in the amount of 0.10% of average net assets of the share class.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

Annual Report | October 31, 2019	21

Clough Global Long/Short Fund – Class C	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.42	$10.84	$9.34	$10.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.15)	(0.18)	(0.20)	(0.21)		(0.02)
Net realized and unrealized gain/(loss) on investments	0.70	(0.24)	1.70	(0.71)		0.32
Total from Investment Operations	0.55	(0.42)	1.50	(0.92)		0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	–	–	–	(0.04)		–
Total Distributions to Common Shareholders	–	–	–	(0.04)		–
Net asset value - end of period	$10.97	$10.42	$10.84	$9.34		$10.30

Total Investment Return - Net Asset Value(b)	5.28%	(3.87)%	16.06%	(8.97)%		3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$1,813	$3,562	$95	$73		$26

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	4.07%	3.79%	4.33%	4.78	%(c)	7.09	%(c)(d)
Operating expenses including fee waivers/reimbursements	3.17%	3.06%	2.97%	3.50	%(c)	3.32	%(c)(d)
Net investment loss including fee waivers/reimbursements	(1.44)%	(1.58)%	(2.03)%	(2.19	)%(c)	(2.66	)%(c)(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	3.48%	3.32%	3.96%	3.88	%(c)	6.37	%(c)(d)
Operating expenses including fee waivers/reimbursements	2.58%	2.59%	2.60%	2.60	%(c)	2.60	%(c)(d)
Net investment loss including fee waivers/reimbursements	(0.85)%	(1.11)%	(1.66)%	(1.29	)%(c)	(1.94	)%(c)(d)

PORTFOLIO TURNOVER RATE(e)	269%	156%	237%	261%		22%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.
(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

22	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2019

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Funds Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized under the laws of the state of Delaware on March 17, 2015. The Trust currently offers shares of beneficial interest (“shares”) of the Clough Global Long/Short Fund (the “Fund”). The Fund’s commencement date is September 30, 2015. The Fund is a diversified investment company with an investment objective to seek to provide long-term capital appreciation. The Fund currently offers four Classes of shares: Class I, Investor Class, Class A and Class C. Prior to December 1, 2017, Investor Class shares were named Class A shares. On June 29, 2018, a new Class A commenced operations. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. As of October 31, 2019, approximately 54% of the Fund is owned by affiliated parties. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Investment Companies.

The net asset value (“NAV”) per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | October 31, 2019	23

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2019

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund’s investments carried at value.

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$44,492,609	$–	$–	$44,492,609
Purchased Options	181,400	–	–	181,400
Government & Agency Obligations	–	2,914,518	–	2,914,518
Short-Term Investments	456,592	–	–	456,592
TOTAL	$45,130,601	$2,914,518	$–	$48,045,119

Other Financial Instruments
Assets
Total Return Swap Contracts**	$–	$189,276	$–	$189,276
Liabilities
Written Options	(90,600)	–	–	(90,600)
Securities Sold Short
Exchange Traded Funds	(1,547,689)	–	–	(1,547,689)
Common Stocks	(10,279,049)	–	–	(10,279,049)
TOTAL	$(11,917,338)	$189,276	$–	$(11,728,062)

*	For detailed sector descriptions, see the accompanying Statement of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough Capital”) believes the price provided is not reliable, securities of the Fund will be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

For the year ended October 31, 2019, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Restricted Securities: Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, 5% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. As of October 31, 2019, the Fund did not hold restricted securities.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund plans to file U.S. Federal and various state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

24	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2019

Certain foreign countries impose a capital gains tax which is accrued by the Fund based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce the Fund's NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statement of Operations.

Distributions to Shareholders: The Fund normally intends to pay dividends on an annual basis. Any net capital gains earned by the Fund are distributed annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes. All of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Fund’s Statement of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Fund’s Statements of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction, excluding investment securities. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Exchange Traded Funds: The Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors, but rather only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a fund investing in an ETF will indirectly bear those costs. Such funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Annual Report | October 31, 2019	25

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2019

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Fund, if any, is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Fund intends to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and the Fund’s Portfolio Turnover in the Financial Highlights.

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, forward foreign currency contracts, futures, options and swaps. The Fund may use derivatives, among other reasons, as part of the Fund’s investment strategy, to attempt to employ its currency strategies, to seek to hedge against foreign exchange risk, and to gain access to foreign markets.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to its investment objective, but the additional risks from investing in derivatives. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Market Risk Factors: In addition, in pursuit of its investment objectives, the Fund may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Futures Contracts: The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If the Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If the Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by the Fund. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for futures contracts.

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Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2019

The Fund enters into such transactions for hedging and other appropriate risk-management purposes or to increase return. While the Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. During the year ended October 31, 2019, the Fund did not invest in futures contracts.

Option Writing/Purchasing: During the year ended October 31, 2019, the fund engaged in purchased and written options. The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred, if any, on the Fund is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable by the Fund, if any, are reported on the Statement of Assets and Liabilities as Interest payable – margin account. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Swaps: During the year ended October 31, 2019, the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

During the year ended October 31, 2019, the Fund invested in swap agreements consistent with the Fund’s investment strategies to seek to hedge against foreign exchange risk or to gain exposure to certain markets or indices.

Annual Report | October 31, 2019	27

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2019

The effect of derivatives instruments on the Fund’s Statement of Assets and Liabilities as of October 31, 2019:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Value
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$189,276
Equity Contracts (Purchased Options)	Investments, at value	181,400
		$370,676

	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Value
Equity Contracts (Written Options)	Written Options, at value	$(90,600)
Total		$(90,600)

The effect of derivatives instruments on the Fund’s Statement of Operations for the year ended October 31, 2019:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(194,245)	(17,294)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	159,498	8,198
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	203,673	100,785
Total		$168,926	$91,689

The average total return swap contracts notional amount during the year ended October 31, 2019 is $213,560. The average purchased option contracts notional amount during the year ended October 31, 2019 is $26,303,143. The average written option contracts notional amount during the year ended October 31, 2019 is $(25,373,069).

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

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Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2019

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2019.

Offsetting of Derivatives Assets
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Total Return Swap Contracts	$189,276	$–	$189,276	$–	$–	$189,276
Total	$189,276	$–	$189,276	$–	$–	$189,276

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Statement of Investments.

Counterparty Risk: The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Other Risk Factors: Investing in the Fund may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Fund. These events may have adverse effects on the Fund such as a decline in the value and liquidity of many securities held by the Fund, and a decrease in NAV. Such unforeseen developments may limit or preclude the Fund’s ability to achieve its investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Fund being subject to larger short-term declines in value compared to other types of investments.

The Fund may have elements of risk due to the investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report | October 31, 2019	29

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2019

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

There were no distributions paid by the Fund during the years ended October 31, 2019 and October 31, 2018.

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2019, certain differences were reclassified. These differences relate to net operating losses.

The reclassifications were as follows:

Distributable earnings	Paid-in Capital
$419,576	$(419,576)

Included in the amounts reclassified was a net operating loss offset to paid-in capital of $419,576.

Ordinary and Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short-term capital losses deferred to the year ending October 31, 2020 were $3,732,209.

Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described above.

The Fund elects to defer to the year ending October 31, 2020, late year ordinary losses in the amount of $216,360.

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated net realized loss on investments	(3,732,209)
Net unrealized appreciation on investments	5,445,009
Other accumulated losses	(216,360)
Total	$1,496,440

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax costs as of October 31, 2019, was as follows:

Gross appreciation (excess of value over tax cost)	$8,644,292
Gross depreciation (excess of tax cost over value)	(2,770,481)
Net depreciation (excess of tax cost over value) of foreign currency and derivatives	(428,802)
Net unrealized appreciation	$5,445,009
Cost of investments for income tax purposes	$42,774,172

The difference between book and tax basis unrealized appreciation is primarily attributable to wash sales, passive foreign investment companies, and notional principal contracts.

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Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2019

3. CAPITAL TRANSACTIONS

Common Shares: There is an unlimited number of shares of beneficial interest with no par value per share. Shares redeemed within 30 days of purchase may incur a 2.00% redemption fee deducted from the redemption amount.

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Class I:
Beginning of period	4,924,544	2,687,347
Shares sold	562,166	3,446,651
Shares redeemed	(1,600,698)	(1,209,454)
Net increase (decrease) in shares outstanding	(1,038,532)	2,237,197
Shares outstanding, end of period	3,886,012	4,924,544
Investor Class:(a)
Beginning of period	261,884	19,143
Shares sold	18,050	279,619
Shares redeemed	(65,861)	(36,878)
Net increase (decrease) in shares outstanding	(47,811)	242,741
Shares outstanding, end of period	214,073	261,884
Class A:(b)
Beginning of period	19,727	–
Shares sold	240,214	23,142
Shares redeemed	(8,883)	(3,415)
Net increase in shares outstanding	231,331	19,727
Shares outstanding, end of period	251,058	19,727
Class C:
Beginning of period	341,900	8,760
Shares sold	10,425	340,278
Shares redeemed	(187,113)	(7,138)
Net increase (decrease) in shares outstanding	(176,688)	333,140
Shares outstanding, end of period	165,212	341,900

(a)	On December 1, 2017, Class A was renamed Investor Class.
(b)	A new Class A commenced operations on June 29, 2018.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year, short-term securities, and Long Term U.S. Government Obligations, for the year ended October 31, 2019, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Clough Global Long/Short Fund	$111,936,655	$120,717,175

Investment transactions in U.S. Government Obligations during the year ended October 31, 2019 were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Clough Global Long/Short Fund	$7,112,002	$4,361,460

Annual Report | October 31, 2019	31

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2019

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: Clough Capital serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, the Adviser receives an annual investment advisory fee, based on the Fund’s average daily net assets, which is paid monthly. The annualized rate of this fee is 1.10%, effective September 30, 2019, and was 1.35% prior to September 30, 2019. Effective September 30, 2019, the Adviser has agreed contractually to limit the operating expenses of each class of the Fund (excluding Rule 12b-1 Distribution and Service Fees, Shareholder Services Fees, acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, and litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.25% through February 28, 2021. Prior to September 30, 2019 these expenses were limited to 1.60% The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the waiver agreement described above to the extent that such recovery does not cause total annual operating expenses to exceed the expense limitation in effect (i) at the time the fees and/or expenses to be recovered were waived and/or reimbursed and (ii) at the time of such recovery. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board.

As of October 31, 2019, the balances of future recoupable expenses were as follows:

	Expires in 2020	Expires in 2021	Expires in 2022	Total
Class I	$(429,730)	$(397,552)	$(432,912)	$(1,260,194)
Investor Class	$(1,398)	$(21,047)	$(24,344)	$(46,789)
Class A	$–	$(366)	$(12,710)	$(13,076)
Class C	$(968)	$(17,407)	$(26,750)	$(45,125)

Administration Agreement: The Fund currently employs ALPS Fund Services, Inc. (“ALPS”) under an administration agreement to provide certain administrative services to the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee accrued daily, paid monthly.

Transfer Agency and Service Agreement: ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund.

Distribution and Shareholder Services Plan: The Fund has adopted a separate plan of distribution for Investor Class, Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”). ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Fund’s distributor.

The Plans allow the Fund, as applicable, to use Investor Class, Class A and Class C assets to pay fees in connection with the distribution and marketing of Investor Class, Class A and Class C shares and/or the provision of ongoing servicing for the benefit of shareholders. Each Plan permits payment for services in connection with the administration of plans or programs that use Investor Class, Class A and/or Class C shares of the Fund as their funding medium and for related expenses.

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class and Class A shares, and 1.00% of the Fund’s average daily net assets attributable to its Class C shares. Because these fees are paid out of the Fund’s Investor Class, Class A and Class C shares, respectively, on an ongoing basis, over time they will increase the cost of an investment in Investor Class, Class A and Class C shares. For example, the Class C Plan fees may cost an investor more than the Investor Class and Class A Plan sales charges over time.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going servicing for the benefit of shareholders performed by such financial intermediaries for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain additional criteria in order to continue to receive 12b-1 fees. For Class C shares, the Distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup the expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for Class C Plan compensation beginning in the 13th month following the purchase of Class C Shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. The Distributor may retain some or all compensation payable pursuant to the Plans under certain circumstances, such as when a financial intermediary is removed as the broker of record or a financial intermediary fails to meet certain qualification standards to be eligible to continue to be the broker of record.

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Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2019

Shareholder Services Plan for Investor Class and Class A Shares: The Fund has adopted a non-12b-1 shareholder services plan (the “Services Plan”) with respect to the Fund’s Investor Class and Class A shares. Under the Services Plan, the Fund is authorized to pay financial intermediaries an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of the Investor Class and Class A shares of the Fund attributable to or held in the name of the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. These activities may include, but are not limited to, establishing and maintaining Fund shareholder accounts on a transaction processing and record keeping system, providing Fund shareholders with the ability to access current Fund information, including without limitation, share balances, dividend information and transaction history, and permitting the Fund’s transfer agent to receive order instructions from or on behalf of Fund shareholders for the purchase or redemption of Shares. None of these activities include distribution services. Any amount of the Services Plan fees not paid during the Fund’s fiscal year for such servicing shall be reimbursed to the Fund.

6. AFFILIATED TRANSACTIONS

The Fund may engage in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions from or to another registered investment company, or any account which is considered an affiliated account by reason of having a common investment adviser. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth in Rule 17a-7 and the Fund’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment or cash credit (to be used to purchase shares of the fund involved) against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the Fund. During the year ended October 31, 2019 the Fund did not engage in cross trades.

7. INDEMNIFICATION

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted, and management is currently evaluating the impact of the new disclosures to the financial statements.

Annual Report | October 31, 2019	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Clough Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Clough Global Long/Short Fund, constituting the Clough Funds Trust, (the “Trust”), including the statement of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from September 30, 2015 (commencement of operations) through October 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from September 30, 2015 (commencement of operations) through October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2015.

Boston, Massachusetts

December 20, 2019

34	www.cloughglobal.com

Clough Global Long/Short Fund	Additional Information

October 31, 2019 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

The Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Fund’s website at http://www.cloughglobal.com. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund for the period ended June 30, are available without charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

Annual Report | October 31, 2019	35

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2019 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees
Clifford J. Weber 1963	Trustee and Chairman	Trustee since 2015 and Chairman since 2017	Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm). Prior to starting Financial Products Consulting Group, he was the Executive Vice President – Global Index and Exchange Traded Products of the NYSE, a subsidiary of Intercontinental Exchange, from 2013 to 2015.	4	Janus Detroit Street Trust (7 funds); Clayton Street Trust (3 funds); Clough Global Equity Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Opportunities Fund (1 fund); Global X Funds (72 funds).
Jeremy W. Deems 1976	Trustee	Since 2015	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC (an administrative services company) from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	2	Mr. Deems is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund).
James M. Maxwell 1954	Trustee	Since 2015	Mr. Maxwell is President of SPAD Associates (a private investigation and consulting company) and an Associate at Buckley Petersen Global (an investigative and security expertise firm). Prior to joining SPAD Associates and Buckley Petersen Global, he was the Vice President of Corporate Security for Credit Suisse from 2006 t o 2008. Previously, he was a Special Agent with the Federal Bureau of Investigation from 1982 to 2006.	1	None

36	www.cloughglobal.com

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2019 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustees
Edmund J. Burke 1961	Trustee	Since 2015	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019. Mr. Burke is an “interested person” as defined by the 1940 Act on account of his former positions with ALPS.	5	Mr. Burke is a Trustee/Director of Financial Investors Trust (31 funds); Liberty All-Star Equity Fund (1 fund); Liberty All Star Growth Fund, Inc. (1 fund); Clough Global Equity Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Opportunities Fund (1 fund); ALPS ETF Trust (18 funds).
Kevin McNally 1969	Trustee	Trustee since 2017	Mr. McNally has over 24 years of industry experience focusing almost exclusively on closed-end funds. Mr. McNally is currently a Managing Director at Clough and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. Prior to joining Clough Capital Partners L.P. in 2014, he served as the Director of Closed-End Funds at ALPS Fund Services, Inc. from 2003 to 2014, was Director of Closed-End Fund and ETF Research at Smith Barney, a division of Citigroup Global Markets, Inc. from 1998 to 2003, and Director of Closed-End Fund and ETF Marketing at Morgan Stanley Dean Witter Discover & Co. from 1997 to 1998. Previously, he was an analyst covering closed-end funds in the Mutual Fund Research Department at Merrill Lynch, Pierce, Fenner, & Smith, Inc. from 1994 to 1997, and also was Manager of the Closed-End Fund Marketing Department at Prudential Securities from 1992 to 1994. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998. Mr. McNally is an “interested person” as defined by the 1940 Act on account of his current position with Clough.	4	Clough Global Dividend & Income Fund (1 fund), Clough Global Opportunities Fund (1 fund) and Clough Global Equity Fund (1 fund).

Annual Report | October 31, 2019	37

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2019 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Officers
Brad Swenson 1972	President	Since 2019	Mr. Swenson joined ALPS in 2004 and has served as the Chief Operating Officer of ALPS Fund Services, Inc. since 2015. He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund and ALPS ETF Trust. Effective June 12, 2019, he will serve as President of Financial Investors Trust. From 2004-2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson graduated from the University of Minnesota with a B.S. in Accounting and is registered with FINRA, holding a Series 6, 26 and 27.
Jill Kerschen 1975	Treasurer	Since 2017	Ms. Kerschen joined ALPS in July 2013 and is currently Vice President and Fund Controller. She currently serves as Treasurer of Reaves Utility Income Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, RiverNorth Opportunities Fund, Inc., Principal Real Estate Income Fund and ALPS Variable Investment Trust.
Lucas Foss 1977	Chief Compliance Officer and Anti-Money Laundering Chief Compliance Officer	Since 2018	Mr. Foss has over 17 years of experience within the fund services industry and currently serves as Vice President and Deputy Chief Compliance Officer at ALPS Fund Services, Inc. (“ALPS”). Prior to rejoining ALPS in November 2017, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (“TAM”) beginning in July 2015. Previous to TAM, Mr. Foss was Deputy Chief Compliance Officer at ALPS. Mr. Foss received a B.A. in Economics from the University of Vermont and holds the Certified Securities Compliance Professional (CSCP) designation.
Sareena Khwaja-Dixon 1980	Secretary	Since 2019	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Dividend and Income Fund, Clough Global Opportunities Fund and Clough Global Equity Fund.
Sharon Akselrod, 1974	Assistant Secretary	Since 2018	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and ALPS ETF Trust.

38	www.cloughglobal.com

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2019 (Unaudited)

*	All communications to Trustees and Officers may be directed to Clough Funds Trust, 1290 Broadway, Suite 1000, Denver, Colorado 80203, except for Mr. McNally. For Mr. McNally, all communications may be sent to Clough Capital Partners L.P., 53 State Street, 27th Floor, Boston, Massachusetts 02109.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis and generally serve until their resignation or removal by the board.

***	The Fund Complex consists of the Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. Mr. Burke is a member of the Board and the President of each such fund. Mr. Weber and Mr. McNally are members of the Board of each such fund other than the Clough China Fund. Mr. Deems is a member of the Board of the Fund and Clough China Fund.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-855-425-6844.

Annual Report | October 31, 2019	39

Clough Global Long/Short Fund	Privacy Policy

October 31, 2019 (Unaudited)

FACTS	WHAT DOES THE CLOUGH GLOBAL LONG/SHORT FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social security number and income;

●     Account balances and transaction history;

●     Assets and investment experience.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share such information; and whether you can limit this sharing

Reasons we can share your personal information	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes—to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 855.425.6844 or go to www.cloughglobalfunds.com.

WHO WE ARE
Who is providing this notice?	Clough Global Long/Short Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you open an account, provide account information or give us your contact information, make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

40	www.cloughglobal.com

Clough Global Long/Short Fund	Privacy Policy

October 31, 2019 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | October 31, 2019	41

**2019**
ANNUAL
REPORT

Must be accompanied or preceded by a prospectus.

ALPS Portfolio Solutions Distributor, Inc. is the distributor for the Clough Global Long/Short Fund.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)       Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics referenced in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics referenced in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the registrant has designated Jeremy Deems, as the registrant’s “Audit Committee Financial Experts.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended October 31, 2019 and October 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $30,000 and $30,000, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended October 31, 2019 and October 31, 2018, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s fiscal years ended October 31, 2019 and October 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $13,000 and $13,000, respectively. The fiscal year 2019 and 2018 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the registrant’s fiscal years ended October 31, 2019 and October 31, 2018, no fees were billed to registrant by the principal accountant for services rendered.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee or to its delegate as provided in the audit committee charter.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, were $0 and $0 in the fiscal years ended October 31, 2019 and October 31, 2018, respectively, other than those fees set forth in response to paragraph (c) of this Item.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 13. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR is filed herewith as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable to registrant.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH FUNDS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President/Principal Executive Officer

Date:	January 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH FUNDS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President/Principal Executive Officer

Date:	January 6, 2020

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer/Principal Financial Officer

Date:	January 6, 2020